MET-PRO CORORATION

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended October 31, 2005 of Met-Pro Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond J. De Hont, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond J. De Hont	December 5, 2005
Raymond J. De Hont
Chief Executive Officer

MET-PRO CORORATION

 Exhibit 32.2

   CERTIFICATION PURSUANT TO
   18 U.S.C. SECTION 1350,
   AS ADOPTED PURSUANT TO
    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended October 31, 2005 of Met-Pro Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond J. De Hont, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary J. Morgan	December 5, 2005
Gary J. Morgan
Chief Financial Officer